SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported) July 19, 1999

                              Universal Bank, N.A.
                 (Originator of the Universal Card Master Trust)
                           Universal Card Master Trust
                   (Issuer of the Asset Backed Certificates)
             (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


        Registrants telephone number, including area code (706) 562-2200


                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.                 The Certificateholder Statements for the month ending
                  June 30 1999 for the Universal Card Master Trust Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-3, and
                  Series 1997-1 Certificates were distributed on July 19,
                  1999.

Item 6.                 Not Applicable.

Item 7.                 Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, and 20.5.

      Exhibit 20.1                  Monthly Servicing Report dated
                                    July 19, 1999 with respect to the
                                    Universal Card Master Trust Series 1995-2.

      Exhibit 20.2                  Monthly Servicing Report dated
                                    July 19, 1999 with respect to the
                                    Universal Card Master Trust Series 1995-3.

      Exhibit 20.3                  Monthly Servicing Report dated
                                    July 19, 1999 with respect to the
                                    Universal Card Master Trust Series 1996-1.

      Exhibit 20.4                  Monthly Servicing Report dated
                                    July 19, 1999 with respect to the
                                    Universal Card Master Trust Series 1996-3.

      Exhibit 20.5                  Monthly Servicing Report dated
                                    July 19, 1999 with respect to the
                                    Universal Card Master Trust Series 1997-1.





                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                          By:     /s/Meridith Jarrell
                                          Name: Meridith Jarrell
                                          Title:  President & Chief
                                                  Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              July 19, 1999 with respect to the
                              Universal Card Master Trust
                              Series 1995-2.

20.2                          Monthly Servicing Report dated
                              July 19, 1999 with respect to the
                              Universal Card Master Trust
                              Series 1995-3.

20.3                          Monthly Servicing Report dated
                              July 19, 1999 with respect to the
                              Universal Card Master Trust
                              Series 1996-1.

20.4                          Monthly Servicing Report dated
                              July 19, 1999 with respect to the
                              Universal Card Master Trust Series 1996-3.

20.5                          Monthly Servicing Report dated
                              July 19, 1999 with respect to the
                              Universal Card Master Trust Series 1997-1.

     Exhibit 20.1

     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1995-2

     Monthly Report                             30-Jun-99
     Distribution Date                          19-Jul-99
     ------------------------------------------------------------------------

     Monthly Trust Activity                  Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        675,000,000.00      35,625,000.00
     Amount
     Adjusted Invested /Transferor         675,000,000.00      35,625,000.00
     Amount
     Floating Allocation Percentage           90.0000000%         4.7500000%
     Principal Allocation Percentage          90.0000000%         4.7500000%
     Finance Charge Collections              8,990,737.45         474,511.14
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 100,305,931.98       5,293,924.19
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                2,514,901.79         132,730.93
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                269,144.42          14,204.84
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    675,000,000.00      35,625,000.00
     ------------------------------------------------------------------------
     Group II Information                 Series 1995-2         Series
     Invested Amount                       750,000,000.00               0.00
     Average Rate                                5.92563%            0.0000%
     Investor Finance Charge                10,288,757.64               0.00
     Collections
     Investor Principal Collections        111,451,035.54               0.00
     Investor Default Amount Due             2,794,335.32               0.00
     Investor Monthly Interest Due           3,715,218.75               0.00
     Investor Monthly Fees Due               1,250,000.00               0.00
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             5.95000%           6.10000%
     Investor Monthly Interest Due           3,346,875.00         181,093.75
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             3,346,875.00         181,093.75
     Investor  Default Amount Due            2,514,901.79         132,730.93
     Investor Monthly Fees Due               1,125,000.00          59,375.00
     Investor Additional Fees Due                   0.00               0.00
     Total                                   6,986,776.79         373,199.68

     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                         9,269,941.77         488,715.99
     Monthly Interest Paid                   3,346,875.00         181,093.75
     Investor Default Amount Paid            2,514,901.79               0.00
     Excess Spread                           3,408,164.98         307,622.24
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         132,730.93
     Required Amount                                 0.00         132,730.93
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         132,730.93
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        675,000,000.00      35,625,000.00
     Interest Distribution                   3,346,875.00         181,093.75
     Principal Distribution                          0.00               0.00
     Total Distribution                      3,346,875.00         181,093.75
     Ending Certificate Balance            675,000,000.00      35,625,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                  4.9583             5.0833
     Certificate
     ------------------------------------------------------------------------
     Interest Distribution Per 1,000               4.9583             5.0833
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate


     Delinquencies                            1-30              31-60

     Number of Accounts                           243,859             63,106
     Balance of Accounts                      565,953,220        161,541,588

     31+Days Delinquency Rate                                        2.9848%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity               CIA Investor         Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         39,375,000.00     750,000,000.00
     Amount
     Adjusted Invested /Transferor          39,375,000.00     750,000,000.00
     Amount
     Floating Allocation Percentage            5.2500000%        80.2182691%
     Principal Allocation Percentage           5.2500000%        80.2182691%
     Finance Charge Collections                524,459.68       9,989,708.28
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   5,851,179.37     111,451,035.54
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  146,702.60       2,794,335.32
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 15,700.09         299,049.36
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     39,375,000.00     750,000,000.00
     ------------------------------------------------------------------------
     Group II Information                    Series             Series
     Invested Amount                                 0.00               0.00
     Average Rate                                 0.0000%            0.0000%
     Investor Finance Charge                         0.00               0.00
     Collections
     Investor Principal Collections                  0.00               0.00
     Investor Default Amount Due                     0.00               0.00
     Investor Monthly Interest Due                   0.00               0.00
     Investor Monthly Fees Due                       0.00               0.00
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             5.35000%
     Investor Monthly Interest Due             187,250.00       3,715,218.75
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               187,250.00       3,715,218.75
     Investor  Default Amount Due              146,702.60       2,794,335.32
     Investor Monthly Fees Due                  65,625.00       1,250,000.00
     Investor Additional Fees Due                   0.00               0.00
     Total                                     399,577.60       7,759,554.07

     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections           10,288,757.64
     Interest/Principal/Spread                                     10,059.90
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  12.01%
     Base Rate                                                         7.94%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                           540,159.78      10,298,817.53
     Monthly Interest Paid                           0.00       3,527,968.75
     Investor Default Amount Paid                    0.00       2,514,901.79
     Excess Spread                             540,159.78       4,255,947.00
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            132,730.93
     Required Amount                                              132,730.93
     ------------------------------------------------------------------------
     Monthly Interest Paid                     187,250.00         187,250.00
     Investor Default Paid                     146,702.60         279,433.53
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,250,000.00
     Excess Finance Charge Collections                          2,539,263.47
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         39,375,000.00     750,000,000.00
     Interest Distribution                     187,250.00       3,715,218.75
     Principal Distribution                          0.00               0.00
     Total Distribution                        187,250.00       3,715,218.75
     Ending Certificate Balance             39,375,000.00     750,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  4.7556
     Certificate
     ------------------------------------------------------------------------
     Interest Distribution Per 1,000               4.7556
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate


     Delinquencies                            61-90             91-120

     Number of Accounts                            34,095             23,883
     Balance of Accounts                       99,749,622         73,564,537

     31+Days Delinquency Rate                        0.00 CIA Investor
                                                          Interest Reduced
                                                          Margin

     Monthly Trust Activity                Transferor           Series
                                            Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage                                      6.38%
     Beginning Invested /Transferor        184,949,118.55     934,949,118.55
     Amount
     Adjusted Invested /Transferor         184,949,118.55     934,949,118.55
     Amount
     Floating Allocation Percentage           19.7817309%       100.0000000%
     Principal Allocation Percentage          19.7817309%       100.0000000%
     Finance Charge Collections              2,463,450.32      12,453,158.60
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  27,483,694.38     138,934,729.92
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  689,079.81       3,483,415.12
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 73,745.22         372,794.58
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    213,954,340.89     963,954,340.89
     ------------------------------------------------------------------------
     Group II Information                  Group Total
     Invested Amount                       750,000,000.00
     Average Rate                                5.92563%
     Investor Finance Charge                10,288,757.64
     Collections
     Investor Principal Collections        111,451,035.54
     Investor Default Amount Due             2,794,335.32
     Investor Monthly Interest Due           3,715,218.75
     Investor Monthly Fees Due               1,250,000.00
     Investor Additional Amounts Due                 0.00
     ------------------------------------------------------------------------


     Delinquencies                            121+              Total

     Number of Accounts                            30,713            395,656
     Balance of Accounts                      102,349,048   1,003,158,014.05

     Monthly Trust Activity                   Trust
                                             Totals
     Beginning Principal  Receivables   14,183,564,363.99
     Balance
     Special Funding Account Balance                 0.00
     Weighted Average Total Principal   14,647,536,190.70
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            195,099,484.68
     Total Yield                                   15.98%
     Trust Portfolio Yield                         11.99%
     Principal Collections               2,176,644,102.02
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          14.86%
     Defaults                               54,573,503.62
     Monthly Default Rate                           4.47%
     Net Monthly Default Rate                       3.99%
     Recoveries                              5,840,448.45
     Adjustments                            18,219,686.04
     New Receivables                     2,034,736,581.02
     Ending Principal  Receivables      15,101,951,340.68
     Balance
     Minimum Series Required Balance       802,500,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     15,101,951,340.68

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 15,101,951,340.68
     -----------------------------------------------------

     Group:                             Group II
     Series:                            Series 1995-2
     Supplement Date:                   15-Nov-95

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 07/19/99 with respect to the performance of the Trust during the month of 06/01/99 to 06/30/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $4.95833333

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $4.95833333

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $5.08333333
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $5.08333333
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $187,250.00
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                          $14,183,564,363.99
Receivables:
Beginning of the Month Finance Charge Receivables:          $307,598,460.45
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                              $14,491,162,824.44
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                         $1,133,087,687.35
Additional Finance Charge Receivables:                        $7,900,191.06
Additional Total Receivables:                             $1,140,987,878.41


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                   $15,101,951,340.68
End of the Month Finance Charge                             $342,047,578.95
Receivables:
End of the Month Discounted                                           $0.00
Receivables:
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                       $15,443,998,919.63


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)       $11,750,000,000.00

End of the Month Total Transferor                         $3,693,998,919.63
Amount


DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $161,541,587.94
   61-90 Days Delinquent                                     $99,749,621.79
   91+ Days Delinquent                                      $175,913,584.27

   Total 31+ Days Delinquent                                $437,204,794.00

Defaulted Accounts During the Month                          $54,573,503.62

INVESTED AMOUNTS ---

Class A Initial Invested Amount             $675,000,000
Class B Initial Invested Amount              $35,625,000
Collateral Initial Invested Amount           $39,375,000
INITIAL INVESTED AMOUNT                                        $750,000,000

Class A Invested Amount                  $675,000,000.00
Class B Invested Amount                   $35,625,000.00
Collateral Invested Amount                $39,375,000.00
INVESTED AMOUNT                                                $750,000,000


Class A Adjusted Invested Amount         $675,000,000.00
Class B Adjusted Invested Amount          $35,625,000.00
Collateral Invested Amount                $39,375,000.00
ADJUSTED INVESTED AMOUNT                                       $750,000,000


MONTHLY SERVICING FEE                                         $1,250,000.00


INVESTOR DEFAULT AMOUNT                                       $2,794,335.32


GROUP II INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.92563%
IN GROUP II

GROUP II INVESTOR FINANCE CHARGE COLLECTIONS                 $10,288,757.64
GROUP II INVESTOR ADDITIONAL AMOUNTS                                  $0.00
GROUP II INVESTOR DEFAULT AMOUNT                              $2,794,335.32
GROUP II INVESTOR MONTHLY FEES                                $1,250,000.00
GROUP II INVESTOR MONTHLY INTEREST                            $3,715,218.75


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                    6.38%
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                       $12,453,158.60
COLLECTIONS
SERIES 1995-2 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                      $3,483,415.12
SERIES 1995-2 MONTHLY FEES                                    $1,250,000.00
SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS               $138,934,729.92
SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                     $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                        80.22%

INVESTOR FINANCE CHARGE COLLECTIONS                           $9,989,708.28
INVESTOR DEFAULT AMOUNT                                       $2,794,335.32
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $10,288,757.64
PRINCIPAL ALLOCATIONS PERCENTAGE                                      80.22%
AVAILABLE PRINCIPAL COLLECTIONS                             $111,451,035.54


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           90.00%

    Class A Floating Percentage of         $9,269,941.77
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                  $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $9,269,941.77

   Class A Monthly Interest                $3,346,875.00
   Class A Servicing Fee (if                       $0.00
applicable)
   Class A Investor Default Amount         $2,514,901.79
TOTAL CLASS A EXCESS SPREAD                                   $3,408,164.98

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            4.75%

CLASS B AVAILABLE FUNDS                                         $488,715.99

   Class B Monthly Interest                  $181,093.75
   Class B Servicing Fee (if                       $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                     $307,622.24

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         5.25%

COLLATERAL AVAILABLE FUNDS                                      $540,159.78
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                  $540,159.78

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $4,255,947.00

Excess Spread Applied to Class A Required Amount                      $0.00
Excess Spread Applied to Class A Investor Chargeoffs                  $0.00

Excess Spread Applied to Class B Required Amount                $132,730.93
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral                             $187,250.00
Monthly
Interest
Excess Spread Applied to Unpaid                               $1,250,000.00
Monthly
Servicing Fee
Excess Spread Applied Collateral                                $146,702.60
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve                                      $0.00
Account
Excess Spread Applied to Other Amounts Owed to                        $0.00
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $2,539,263.47

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $42,577,722.32
 FOR ALL ALLOCATION SERIES

SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1995-2

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount
                                                    C-7

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                           7.94%                  1
Base Rate (Prior Month)                             7.93%                  1
Base Rate (Two Months Ago)                          7.90%                  1
THREE MONTH AVERAGE BASE RATE                                          7.92%

Series Adj Portfolio Yield (Curr Month)            12.01%                  1
Series Adj Portfolio Yield (Prior                  13.62%                  1
Month)
Series Adj Port Yield (Two Months Ago)             11.56%                  1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         12.40%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          90.00%

   Class A Principal Collections         $100,305,931.98

CLASS B PRINCIPAL PERCENTAGE                                           4.75%

   Class B Principal Collections           $5,293,924.19

COLLATERAL PRINCIPAL PERCENTAGE                                        5.25%
   Collateral Principal Collections        $5,851,179.37

AVAILABLE PRINCIPAL COLLECTIONS          $111,451,035.54

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1995-2 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                     $0.00
Deficit Controlled Accumulation Amount             $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $111,451,035.54
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
           Title:  Servicing Officer

     Exhibit 20.2

     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1995-3

     Monthly Report                             30-Jun-99
     Distribution Date                          19-Jul-99
     ------------------------------------------------------------------------

     Monthly Trust Activity                  Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        652,500,000.00      45,000,000.00
     Amount
     Adjusted Invested /Transferor         652,500,000.00      45,000,000.00
     Amount
     Floating Allocation Percentage           87.0000000%         6.0000000%
     Principal Allocation Percentage          87.0000000%         6.0000000%
     Finance Charge Collections              8,691,046.20         599,382.50
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  96,962,400.92       6,687,062.13
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                2,431,071.73         167,660.12
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                260,172.94          17,942.96
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    652,500,000.00      45,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                5.20780%           5.15155%
     Investor Finance Charge                10,288,757.64      13,718,343.52
     Collections
     Investor Principal Collections        111,451,035.54     148,601,380.72
     Investor Default Amount Due             2,794,335.32       3,725,780.43
     Investor Monthly Interest Due           3,471,866.67       4,579,155.56
     Investor Monthly Fees Due               1,250,000.00       1,666,666.67
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             5.19000%           5.30000%
     Investor Monthly Interest Due           3,010,200.00         212,000.00
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             3,010,200.00         212,000.00
     Investor  Default Amount Due            2,431,071.73         167,660.12
     Investor Monthly Fees Due               1,087,500.00          75,000.00
     Investor Additional Fees Due                   0.00               0.00
     Total                                   6,528,771.73         454,660.12

     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                         8,982,011.06         617,968.66
     Monthly Interest Paid                   3,010,200.00         212,000.00
     Investor Default Amount Paid            2,431,071.73               0.00
     Excess Spread                           3,540,739.33         405,968.66
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         167,660.12
     Required Amount                                 0.00         167,660.12
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         167,660.12
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        652,500,000.00      45,000,000.00
     Interest Distribution                   8,560,256.25         602,875.00
     Principal Distribution                          0.00               0.00
     Total Distribution                      8,560,256.25         602,875.00
     Ending Certificate Balance            652,500,000.00      45,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                 13.1192            13.3972
     Certificate
     Interest Distribution Per 1,000              13.1192            13.3972
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st   Collection Accounts Deposit       2,633,925.00         185,500.00
     2nd Collection Accounts Deposit         2,916,131.25         205,375.00
     3rd Collection Accounts Deposit         3,010,200.00         212,000.00
     Quarterly Interest Distribution         8,560,256.25         602,875.00


     Delinquencies                            1-30              31-60

     Number of Accounts                           243,859             63,106
     Balance of Accounts                      565,953,220        161,541,588

     31+Days Delinquency Rate                                        2.9848%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity               CIA Investor         Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         52,500,000.00     750,000,000.00
     Amount
     Adjusted Invested /Transferor          52,500,000.00     750,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        80.2182691%
     Principal Allocation Percentage           7.0000000%        80.2182691%
     Finance Charge Collections                699,279.58       9,989,708.28
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   7,801,572.49     111,451,035.54
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  195,603.47       2,794,335.32
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 20,933.46         299,049.36
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     52,500,000.00     750,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                5.28115%           5.13040%
     Investor Finance Charge                13,718,343.52      13,718,343.52
     Collections
     Investor Principal Collections        148,601,380.72     148,601,380.72
     Investor Default Amount Due             3,725,780.43       3,725,780.43
     Investor Monthly Interest Due           4,694,355.56       4,560,355.56
     Investor Monthly Fees Due               1,666,666.67       1,666,666.67
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             5.35000%
     Investor Monthly Interest Due             249,666.67       3,471,866.67
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               249,666.67       3,471,866.67
     Investor  Default Amount Due              195,603.47       2,794,335.32
     Investor Monthly Fees Due                  87,500.00       1,250,000.00
     Investor Additional Fees Due                   0.00               0.00
     Total                                     532,770.14       7,516,201.99
     ------------------------------------------------------------------------

     Reallocated Investor Finance Charge Collections           10,299,477.64
     Interest/Principal/Spread                                     21,465.52
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  12.04%
     Base Rate                                                         7.55%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                           720,963.43      10,320,943.15
     Monthly Interest Paid                           0.00       3,222,200.00
     Investor Default Amount Paid                    0.00       2,431,071.73
     Excess Spread                             720,963.43       4,667,671.43
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            167,660.12
     Required Amount                                              167,660.12
     ------------------------------------------------------------------------
     Monthly Interest Paid                     249,666.67         249,666.67
     Investor Default Paid                     195,603.47         363,263.59
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,250,000.00
     Excess Finance Charge Collections                          2,804,741.17
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         52,500,000.00     750,000,000.00
     Interest Distribution                     249,666.67       9,412,797.92
     Principal Distribution                          0.00               0.00
     Total Distribution                        249,666.67       9,412,797.92
     Ending Certificate Balance             52,500,000.00     750,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  4.7556
     Certificate
     Interest Distribution Per 1,000               4.7556
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st   Collection Accounts Deposit                          2,819,425.00
     2nd Collection Accounts Deposit                            3,121,506.25
     3rd Collection Accounts Deposit                            3,222,200.00
     Quarterly Interest Distribution                            9,163,131.25


     Delinquencies                            61-90             91-120

     Number of Accounts                            34,095             23,883
     Balance of Accounts                       99,749,622         73,564,537

     31+Days Delinquency Rate                        0.00 CIA Investor
                                                          Interest Reduced
                                                          Margin

     Monthly Trust Activity                Transferor           Series
                                            Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage                                      6.38%
     Beginning Invested /Transferor        184,949,118.55     934,949,118.55
     Amount
     Adjusted Invested /Transferor         184,949,118.55     934,949,118.55
     Amount
     Floating Allocation Percentage           19.7817309%       100.0000000%
     Principal Allocation Percentage          19.7817309%       100.0000000%
     Finance Charge Collections              2,463,450.32      12,453,158.60
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  27,483,694.38     138,934,729.92
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  689,079.81       3,483,415.12
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 73,745.22         372,794.58
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    213,954,340.89     963,954,340.89
     ------------------------------------------------------------------------


     Delinquencies                            121+              Total

     Number of Accounts                            30,713            395,656
     Balance of Accounts                      102,349,048   1,003,158,014.05

     Monthly Trust Activity                   Trust
                                             Totals
     Beginning Principal  Receivables   14,183,564,363.99
     Balance
     Special Funding Account Balance                 0.00
     Weighted Average Total Principal   14,647,536,190.70
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            195,099,484.68
     Total Yield                                   15.98%
     Trust Portfolio Yield                         11.99%
     Principal Collections               2,176,644,102.02
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          14.86%
     Defaults                               54,573,503.62
     Monthly Default Rate                           4.47%
     Net Monthly Default Rate                       3.99%
     Recoveries                              5,840,448.45
     Adjustments                            18,219,686.04
     New Receivables                     2,034,736,581.02
     Ending Principal  Receivables      15,101,951,340.68
     Balance
     Minimum Series Required Balance       802,500,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     15,101,951,340.68

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 15,101,951,340.68
     -----------------------------------------------------
     Group I Information                   Group Total
     Invested Amount                     3,750,000,000.00
     Average Rate                                5.19172%
     Investor Finance Charge                51,443,788.18
     Collections
     Investor Principal Collections        557,255,177.68
     Investor Default Amount Due            13,971,676.60
     Investor Monthly Interest Due          17,305,733.33
     Investor Monthly Fees Due               6,250,000.00
     Investor Additional Amounts Due                 0.00
     -----------------------------------------------------

Group:                                  Group 1
Series:                                 Series 1995-3
Supplement Date:                        15-Nov-95

MONTHLY STATEMENT
UNIVERSAL CARD MASTER TRUST
SERIES 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 07/19/99 with respect to the performance of the Trust during the month of 06/01/99 to 06/30/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                              $13.11916667

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                              $13.11916667

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                              $13.39722222
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                              $13.39722222
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $249,666.67
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                          $14,183,564,363.99
Receivables:
Beginning of the Month Finance Charge Receivables:          $307,598,460.45
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                              $14,491,162,824.44
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                         $1,133,087,687.35
Additional Finance Charge Receivables:                        $7,900,191.06
Additional Total Receivables:                             $1,140,987,878.41


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                   $15,101,951,340.68
End of the Month Finance Charge                             $342,047,578.95
Receivables:
End of the Month Discounted                                           $0.00
Receivables:
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                       $15,443,998,919.63


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)       $11,750,000,000.00

End of the Month Total Transferor                         $3,693,998,919.63
Amount


DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $161,541,587.94
   61-90 Days Delinquent                                     $99,749,621.79
   91+ Days Delinquent                                      $175,913,584.27

   Total 31+ Days Delinquent                                $437,204,794.00

Defaulted Accounts During the Month                          $54,573,503.62

INVESTED AMOUNTS ---

Class A Initial Invested Amount             $652,500,000
Class B Initial Invested Amount              $45,000,000
Collateral Initial Invested Amount           $52,500,000
INITIAL INVESTED AMOUNT                                        $750,000,000

Class A Invested Amount                  $652,500,000.00
Class B Invested Amount                   $45,000,000.00
Collateral Invested Amount                $52,500,000.00
INVESTED AMOUNT                                                $750,000,000


Class A Adjusted Invested Amount         $652,500,000.00
Class B Adjusted Invested Amount          $45,000,000.00
Collateral Invested Amount                $52,500,000.00
ADJUSTED INVESTED AMOUNT                                       $750,000,000


MONTHLY SERVICING FEE                                         $1,250,000.00


INVESTOR DEFAULT AMOUNT                                       $2,794,335.32


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.19172%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                  $51,443,788.18
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $13,971,676.60
GROUP 1 INVESTOR MONTHLY FEES                                 $6,250,000.00
GROUP 1 INVESTOR MONTHLY INTEREST                            $17,305,733.33


SERIES 1995-3  INFORMATION
SERIES 1995-3  ALLOCATION PERCENTAGE                                   6.38%
SERIES 1995-3  ALLOCABLE FINANCE CHARGE                      $12,453,158.60
COLLECTIONS
SERIES 1995-3  ADDITIONAL AMOUNTS                                     $0.00
SERIES 1995-3  ALLOCABLE DEFAULTED AMOUNT                     $3,483,415.12
SERIES 1995-3  MONTHLY FEES                                   $1,250,000.00
SERIES 1995-3  ALLOCABLE PRINCIPAL COLLECTIONS              $138,934,729.92
SERIES 1995-3  REQUIRED TRANSFEROR AMOUNT                    $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                        80.22%

INVESTOR FINANCE CHARGE COLLECTIONS                           $9,989,708.28
INVESTOR DEFAULT AMOUNT                                       $2,794,335.32
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $10,299,477.64
PRINCIPAL ALLOCATIONS PERCENTAGE                                      80.22%
AVAILABLE PRINCIPAL COLLECTIONS                             $111,451,035.54


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           87.00%

    Class A Floating Percentage of         $8,982,011.06
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                  $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $8,982,011.06

   Class A Monthly Interest                $3,010,200.00
   Class A Servicing Fee (if                       $0.00
applicable)
   Class A Investor Default Amount         $2,431,071.73
TOTAL CLASS A EXCESS SPREAD                                   $3,540,739.33

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            6.00%

CLASS B AVAILABLE FUNDS                                         $617,968.66

   Class B Monthly Interest                  $212,000.00
   Class B Servicing Fee (if                       $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                     $405,968.66

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                      $720,963.43
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                  $720,963.43

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $4,667,671.43


                                                    C-6

Excess Spread Applied to Class A Required Amount                      $0.00
Excess Spread Applied to Class A Investor Charge                      $0.00
Offs
Excess Spread Applied to Class B Required Amount                $167,660.12
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral                             $249,666.67
Monthly
Interest
Excess Spread Applied to Unpaid                               $1,250,000.00
Monthly
Servicing Fee
Excess Spread Applied Collateral                                $195,603.47
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve                                      $0.00
Account
Excess Spread Applied to Other Amounts Owed to                        $0.00
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $2,804,741.17

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $42,577,722.32
 FOR ALL ALLOCATION SERIES

SERIES 1995-3  EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1995-3

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                           7.55%                  1
Base Rate (Prior Month)                             7.37%                  1
Base Rate (Two Months Ago)                          6.86%                  1
THREE MONTH AVERAGE BASE RATE                                          7.26%

Series Adj Portfolio Yield (Curr Month)            12.04%                  1
Series Adj Portfolio Yield (Prior                  13.69%                  1
Month)
Series Adj Port Yield (Two Months Ago)             11.66%                  1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         12.46%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          87.00%

   Class A Principal Collections          $96,962,400.92

CLASS B PRINCIPAL PERCENTAGE                                           6.00%

   Class B Principal Collections           $6,687,062.13

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections        $7,801,572.49

AVAILABLE PRINCIPAL COLLECTIONS          $111,451,035.54

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1995-3  PRINCIPAL SHORTFALL                                    $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                     $0.00
Deficit Controlled Accumulation Amount             $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $111,451,035.54
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer

     Exhibit 20.3

     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1996-1

     Monthly Report                             30-Jun-99
     Distribution Date                          19-Jul-99
     ------------------------------------------------------------------------

     Monthly Trust Activity                  Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        850,000,000.00      80,000,000.00
     Amount
     Adjusted Invested /Transferor         850,000,000.00      80,000,000.00
     Amount
     Floating Allocation Percentage           85.0000000%         8.0000000%
     Principal Allocation Percentage          85.0000000%         8.0000000%
     Finance Charge Collections             11,321,669.38       1,065,568.88
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 126,311,173.61      11,888,110.46
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                3,166,913.36         298,062.43
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                338,922.61          31,898.60
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    850,000,000.00      80,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                5.20780%           5.15155%
     Investor Finance Charge                10,288,757.64      13,718,343.52
     Collections
     Investor Principal Collections        111,451,035.54     148,601,380.72
     Investor Default Amount Due             2,794,335.32       3,725,780.43
     Investor Monthly Interest Due           3,471,866.67       4,579,155.56
     Investor Monthly Fees Due               1,250,000.00       1,666,666.67
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             5.12500%           5.26000%
     Investor Monthly Interest Due           3,872,222.22         374,044.44
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             3,872,222.22         374,044.44
     Investor  Default Amount Due            3,166,913.36         298,062.43
     Investor Monthly Fees Due               1,416,666.67         133,333.33
     Investor Additional Fees Due                   0.00               0.00
     Total                                   8,455,802.25         805,440.21
     ------------------------------------------------------------------------

     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                        11,658,679.14       1,094,610.95
     Monthly Interest Paid                   3,872,222.22         374,044.44
     Investor Default Amount Paid            3,166,913.36               0.00
     Excess Spread                           4,619,543.56         720,566.50
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         298,062.43
     Required Amount                                 0.00         298,062.43
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         298,062.43
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        850,000,000.00      80,000,000.00
     Interest Distribution                  11,011,631.94       1,063,688.89
     Principal Distribution                          0.00               0.00
     Total Distribution                     11,011,631.94       1,063,688.89
     Ending Certificate Balance            850,000,000.00      80,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                 12.9549            13.2961
     Certificate
     Interest Distribution Per 1,000              12.9549            13.2961
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st   Collection Account Deposit        3,388,194.44         327,288.89
     2nd Collection Accounts Deposit         3,751,215.28         362,355.56
     3rd Collection Accounts Deposit         3,872,222.22         374,044.44
     Quarterly Interest Distribution        11,011,631.94       1,063,688.89


     Delinquencies                            1-30              31-60

     Number of Accounts                           243,859             63,106
     Balance of Accounts                      565,953,220        161,541,588

     31+Days Delinquency Rate                                        2.9848%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity               CIA Investor         Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         70,000,000.00   1,000,000,000.00
     Amount
     Adjusted Invested /Transferor          70,000,000.00   1,000,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        80.2182691%
     Principal Allocation Percentage           7.0000000%        80.2182691%
     Finance Charge Collections                932,372.77      13,319,611.03
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  10,402,096.65     148,601,380.72
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  260,804.63       3,725,780.43
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 27,911.27         398,732.48
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     70,000,000.00   1,000,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                5.28115%           5.13040%
     Investor Finance Charge                13,718,343.52      13,718,343.52
     Collections
     Investor Principal Collections        148,601,380.72     148,601,380.72
     Investor Default Amount Due             3,725,780.43       3,725,780.43
     Investor Monthly Interest Due           4,694,355.56       4,560,355.56
     Investor Monthly Fees Due               1,666,666.67       1,666,666.67
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             5.35000%
     Investor Monthly Interest Due             332,888.89       4,579,155.56
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               332,888.89       4,579,155.56
     Investor  Default Amount Due              260,804.63       3,725,780.43
     Investor Monthly Fees Due                 116,666.67       1,666,666.67
     Investor Additional Fees Due                   0.00               0.00
     Total                                     710,360.19       9,971,602.65
     ------------------------------------------------------------------------

     Reallocated Investor Finance Charge Collections           13,682,636.85
     Interest/Principal/Spread                                     28,437.82
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  11.98%
     Base Rate                                                         7.49%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                           957,784.58      13,711,074.67
     Monthly Interest Paid                           0.00       4,246,266.67
     Investor Default Amount Paid                    0.00       3,166,913.36
     Excess Spread                             957,784.58       6,297,894.64
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            298,062.43
     Required Amount                                              298,062.43
     ------------------------------------------------------------------------
     Monthly Interest Paid                     332,888.89         332,888.89
     Investor Default Paid                     260,804.63         558,867.06
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,666,666.67
     Excess Finance Charge Collections                          3,739,472.02
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         70,000,000.00   1,000,000,000.00
     Interest Distribution                     332,888.89      12,408,209.72
     Principal Distribution                          0.00               0.00
     Total Distribution                        332,888.89      12,408,209.72
     Ending Certificate Balance             70,000,000.00   1,000,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  4.7556
     Certificate
     Interest Distribution Per 1,000               4.7556
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st   Collection Account Deposit                           3,715,483.33
     2nd Collection Accounts Deposit                            4,113,570.83
     3rd Collection Accounts Deposit                            4,246,266.67
     Quarterly Interest Distribution                           12,075,320.83


     Delinquencies                            61-90             91-120

     Number of Accounts                            34,095             23,883
     Balance of Accounts                       99,749,622         73,564,537

     31+Days Delinquency Rate                        0.00 CIA Investor
                                                          Interest Reduced
                                                          Margin

     Monthly Trust Activity                Transferor           Series
                                            Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage                                      8.51%
     Beginning Invested /Transferor        246,598,824.74   1,246,598,824.74
     Amount
     Adjusted Invested /Transferor         246,598,824.74   1,246,598,824.74
     Amount
     Floating Allocation Percentage           19.7817309%       100.0000000%
     Principal Allocation Percentage          19.7817309%       100.0000000%
     Finance Charge Collections              3,284,600.43      16,604,211.46
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  36,644,925.84     185,246,306.55
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  918,773.07       4,644,553.50
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 98,326.96         497,059.44
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    285,272,454.53   1,285,272,454.53
     ------------------------------------------------------------------------

     Delinquencies                            121+              Total

     Number of Accounts                            30,713            395,656
     Balance of Accounts                      102,349,048   1,003,158,014.05

     Monthly Trust Activity                   Trust
                                             Totals
     Beginning Principal  Receivables   14,183,564,363.99
     Balance
     Special Funding Account Balance                 0.00
     Weighted Average Total Principal   14,647,536,190.70
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            195,099,484.68
     Total Yield                                   15.98%
     Trust Portfolio Yield                         11.99%
     Principal Collections               2,176,644,102.02
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          14.86%
     Defaults                               54,573,503.62
     Monthly Default Rate                           4.47%
     Net Monthly Default Rate                       3.99%
     Recoveries                              5,840,448.45
     Adjustments                            18,219,686.04
     New Receivables                     2,034,736,581.02
     Ending Principal  Receivables      15,101,951,340.68
     Balance
     Minimum Series Required Balance     1,070,000,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     15,101,951,340.68

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 15,101,951,340.68
     -----------------------------------
                                        ------------------
     Group I Information                   Group Total
     Invested Amount                     3,750,000,000.00
     Average Rate                                5.19172%
     Investor Finance Charge                51,443,788.18
     Collections
     Investor Principal Collections        557,255,177.68
     Investor Default Amount Due            13,971,676.60
     Investor Monthly Interest Due          17,305,733.33
     Investor Monthly Fees Due               6,250,000.00
     Investor Additional Amounts Due                 0.00
     -----------------------------------------------------

     Group:                             Group 1
     Series:                            Series 1996-1
     Supplement Date:                   30-Apr-96

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 07/19/99 with respect to the performance of the Trust during the month of 06/01/99 to 06/30/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                              $12.95486111

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                              $12.95486111

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                              $13.29611111
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                              $13.29611111
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00


                                                    C-2

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $332,888.89
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                          $14,183,564,363.99
Receivables:
Beginning of the Month Finance Charge Receivables:          $307,598,460.45
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                              $14,491,162,824.44
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                         $1,133,087,687.35
Additional Finance Charge Receivables:                        $7,900,191.06
Additional Total Receivables:                             $1,140,987,878.41


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                   $15,101,951,340.68
End of the Month Finance Charge                             $342,047,578.95
Receivables:
End of the Month Discounted                                           $0.00
Receivables:
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                       $15,443,998,919.63


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)       $11,750,000,000.00

End of the Month Total Transferor                         $3,693,998,919.63
Amount


DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $161,541,587.94
   61-90 Days Delinquent                                     $99,749,621.79
   91+ Days Delinquent                                      $175,913,584.27

   Total 31+ Days Delinquent                                $437,204,794.00

Defaulted Accounts During the Month                          $54,573,503.62

INVESTED AMOUNTS ---

Class A Initial Invested Amount             $850,000,000
Class B Initial Invested Amount              $80,000,000
Collateral Initial Invested Amount           $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                  $850,000,000.00
Class B Invested Amount                   $80,000,000.00
Collateral Invested Amount                $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount         $850,000,000.00
Class B Adjusted Invested Amount          $80,000,000.00
Collateral Invested Amount                $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,666,666.67


INVESTOR DEFAULT AMOUNT                                       $3,725,780.43


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.19172%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                  $51,443,788.18
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $13,971,676.60
GROUP 1 INVESTOR MONTHLY FEES                                 $6,250,000.00
GROUP 1 INVESTOR MONTHLY INTEREST                            $17,305,733.33


SERIES 1996-1 INFORMATION
SERIES 1996-1 ALLOCATION PERCENTAGE                                    8.51%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                       $16,604,211.46
COLLECTIONS
SERIES 1996-1 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                      $4,644,553.50
SERIES 1996-1 MONTHLY FEES                                    $1,666,666.67
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS               $185,246,306.55
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                     $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                        80.22%

INVESTOR FINANCE CHARGE COLLECTIONS                          $13,319,611.03
INVESTOR DEFAULT AMOUNT                                       $3,725,780.43
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $13,682,636.85
PRINCIPAL ALLOCATIONS PERCENTAGE                                      80.22%
AVAILABLE PRINCIPAL COLLECTIONS                             $148,601,380.72


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of        $11,658,679.14
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                  $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $11,658,679.14

   Class A Monthly Interest                $3,872,222.22
   Class A Servicing Fee (if                       $0.00
applicable)
   Class A Investor Default Amount         $3,166,913.36
TOTAL CLASS A EXCESS SPREAD                                   $4,619,543.56

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,094,610.95

   Class B Monthly Interest                  $374,044.44
   Class B Servicing Fee (if                       $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                     $720,566.50

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                      $957,784.58
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                  $957,784.58

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $6,297,894.64

Excess Spread Applied to Class A Required Amount                      $0.00
Excess Spread Applied to Class A Investor Charge                      $0.00
Offs
Excess Spread Applied to Class B Required Amount                $298,062.43
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral                             $332,888.89
Monthly
Interest
Excess Spread Applied to Unpaid                               $1,666,666.67
Monthly
Servicing Fee
Excess Spread Applied Collateral                                $260,804.63
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve                                      $0.00
Account
Excess Spread Applied to Other Amounts Owed to                        $0.00
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $3,739,472.02

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $42,577,722.32
 FOR ALL ALLOCATION SERIES

SERIES 1996-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1996-1

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                           7.49%                  1
Base Rate (Prior Month)                             7.32%                  1
Base Rate (Two Months Ago)                          6.80%                  1
THREE MONTH AVERAGE BASE RATE                                          7.20%

Series Adj Portfolio Yield (Curr Month)            11.98%                  1
Series Adj Portfolio Yield (Prior                  13.63%                  1
Month)
Series Adj Port Yield (Two Months Ago)             11.61%                  1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         12.41%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections         $126,311,173.61

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections          $11,888,110.46

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections       $10,402,096.65

AVAILABLE PRINCIPAL COLLECTIONS          $148,601,380.72

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                     $0.00
Deficit Controlled Accumulation Amount             $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $148,601,380.72
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer

     Exhibit 20.4

     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1996-3

     Monthly Report                             30-Jun-99
     Distribution Date                          19-Jul-99
     ------------------------------------------------------------------------

     Monthly Trust Activity                  Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        850,000,000.00      80,000,000.00
     Amount
     Adjusted Invested /Transferor         850,000,000.00      80,000,000.00
     Amount
     Floating Allocation Percentage           85.0000000%         8.0000000%
     Principal Allocation Percentage          85.0000000%         8.0000000%
     Finance Charge Collections             11,321,669.38       1,065,568.88
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 126,311,173.61      11,888,110.46
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                3,166,913.36         298,062.43
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                338,922.61          31,898.60
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    850,000,000.00      80,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                5.20780%           5.15155%
     Investor Finance Charge                10,288,757.64      13,718,343.52
     Collections
     Investor Principal Collections        111,451,035.54     148,601,380.72
     Investor Default Amount Due             2,794,335.32       3,725,780.43
     Investor Monthly Interest Due           3,471,866.67       4,579,155.56
     Investor Monthly Fees Due               1,250,000.00       1,666,666.67
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             5.25500%           5.45500%
     Investor Monthly Interest Due           3,970,444.44         387,911.11
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             3,970,444.44         387,911.11
     Investor  Default Amount Due            3,166,913.36         298,062.43
     Investor Monthly Fees Due               1,416,666.67         133,333.33
     Investor Additional Fees Due                   0.00               0.00
     Total                                   8,554,024.47         819,306.88
     ------------------------------------------------------------------------

     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                        11,774,324.53       1,103,826.95
     Monthly Interest Paid                   3,970,444.44         387,911.11
     Investor Default Amount Paid            3,166,913.36               0.00
     Excess Spread                           4,636,966.73         715,915.84
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         298,062.43
     Required Amount                                 0.00         298,062.43
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         298,062.43
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        850,000,000.00      80,000,000.00
     Interest Distribution                           0.00               0.00
     Principal Distribution                          0.00               0.00
     Total Distribution                              0.00               0.00
     Ending Certificate Balance            850,000,000.00      80,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                  0.0000             0.0000
     Certificate
     Interest Distribution Per 1,000               0.0000             0.0000
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st   Collection Account Deposit        3,970,444.44         387,911.11
     2nd Collection Accounts Deposit                 0.00               0.00
     3rd Collection Accounts Deposit                 0.00               0.00
     Quarterly Interest Distribution         3,970,444.44         387,911.11


     Delinquencies                            1-30              31-60

     Number of Accounts                           243,859             63,106
     Balance of Accounts                      565,953,220        161,541,588

     31+Days Delinquency Rate                                        2.9848%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity               CIA Investor         Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         70,000,000.00   1,000,000,000.00
     Amount
     Adjusted Invested /Transferor          70,000,000.00   1,000,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        80.2182691%
     Principal Allocation Percentage           7.0000000%        80.2182691%
     Finance Charge Collections                932,372.77      13,319,611.03
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  10,402,096.65     148,601,380.72
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  260,804.63       3,725,780.43
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 27,911.27         398,732.48
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     70,000,000.00   1,000,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                5.28115%           5.13040%
     Investor Finance Charge                13,718,343.52      13,718,343.52
     Collections
     Investor Principal Collections        148,601,380.72     148,601,380.72
     Investor Default Amount Due             3,725,780.43       3,725,780.43
     Investor Monthly Interest Due           4,694,355.56       4,560,355.56
     Investor Monthly Fees Due               1,666,666.67       1,666,666.67
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             5.40000%
     Investor Monthly Interest Due             336,000.00       4,694,355.56
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               336,000.00       4,694,355.56
     Investor  Default Amount Due              260,804.63       3,725,780.43
     Investor Monthly Fees Due                 116,666.67       1,666,666.67
     Investor Additional Fees Due                   0.00               0.00
     Total                                     713,471.30      10,086,802.65
     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections           13,797,836.85
     Interest/Principal/Spread                                     46,163.21
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  12.14%
     Base Rate                                                         7.63%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                           965,848.58      13,844,000.06
     Monthly Interest Paid                           0.00       4,358,355.56
     Investor Default Amount Paid                    0.00       3,166,913.36
     Excess Spread                             965,848.58       6,318,731.14
     ------------------------------------------------------------------------

     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            298,062.43
     Required Amount                                              298,062.43
     ------------------------------------------------------------------------
     Monthly Interest Paid                     336,000.00         336,000.00
     Investor Default Paid                     260,804.63         558,867.06
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,666,666.67
     Excess Finance Charge Collections                          3,757,197.41
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         70,000,000.00   1,000,000,000.00
     Interest Distribution                     336,000.00         336,000.00
     Principal Distribution                          0.00               0.00
     Total Distribution                        336,000.00         336,000.00
     Ending Certificate Balance             70,000,000.00   1,000,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  4.8000
     Certificate
     Interest Distribution Per 1,000               4.8000
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st   Collection Account Deposit                           4,358,355.56
     2nd Collection Accounts Deposit                                    0.00
     3rd Collection Accounts Deposit                                    0.00
     Quarterly Interest Distribution                            4,358,355.56


     Delinquencies                            61-90             91-120

     Number of Accounts                            34,095             23,883
     Balance of Accounts                       99,749,622         73,564,537

     31+Days Delinquency Rate                        0.00 CIA Investor
                                                          Interest Reduced
                                                          Margin

     Monthly Trust Activity                Transferor           Series
                                            Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage                                      8.51%
     Beginning Invested /Transferor        246,598,824.74   1,246,598,824.74
     Amount
     Adjusted Invested /Transferor         246,598,824.74   1,246,598,824.74
     Amount
     Floating Allocation Percentage           19.7817309%       100.0000000%
     Principal Allocation Percentage          19.7817309%       100.0000000%
     Finance Charge Collections              3,284,600.43      16,604,211.46
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  36,644,925.84     185,246,306.55
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  918,773.07       4,644,553.50
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 98,326.96         497,059.44
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    285,272,454.53   1,285,272,454.53
     ------------------------------------------------------------------------

     Delinquencies                            121+              Total

     Number of Accounts                            30,713            395,656
     Balance of Accounts                      102,349,048   1,003,158,014.05

     Monthly Trust Activity                   Trust
                                             Totals
     Beginning Principal  Receivables   14,183,564,363.99
     Balance
     Special Funding Account Balance                 0.00
     Weighted Average Total Principal   14,647,536,190.70
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            195,099,484.68
     Total Yield                                   15.98%
     Trust Portfolio Yield                         11.99%
     Principal Collections               2,176,644,102.02
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          14.86%
     Defaults                               54,573,503.62
     Monthly Default Rate                           4.47%
     Net Monthly Default Rate                       3.99%
     Recoveries                              5,840,448.45
     Adjustments                            18,219,686.04
     New Receivables                     2,034,736,581.02
     Ending Principal  Receivables      15,101,951,340.68
     Balance
     Minimum Series Required Balance     1,070,000,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     15,101,951,340.68

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 15,101,951,340.68
     -----------------------------------
                                        ------------------
     Group I Information                   Group Total
     Invested Amount                     3,750,000,000.00
     Average Rate                                5.19172%
     Investor Finance Charge                51,443,788.18
     Collections
     Investor Principal Collections        557,255,177.68
     Investor Default Amount Due            13,971,676.60
     Investor Monthly Interest Due          17,305,733.33
     Investor Monthly Fees Due               6,250,000.00
     Investor Additional Amounts Due                 0.00
     -----------------------------------------------------

     Group:                                       Group 1
     Series:                                Series 1996-3
     Supplement Date:                           17-Sep-96



MONTHLY STATEMENT
UNIVERSAL CARD MASTER TRUST
SERIES 1996-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 07/19/99 with respect to the performance of the Trust during the month of 06/01/99 to 06/30/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $336,000.00
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                          $14,183,564,363.99
Receivables:
Beginning of the Month Finance Charge Receivables:          $307,598,460.45
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                              $14,491,162,824.44
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                         $1,133,087,687.35
Additional Finance Charge Receivables:                        $7,900,191.06
Additional Total Receivables:                             $1,140,987,878.41


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                   $15,101,951,340.68
End of the Month Finance Charge                             $342,047,578.95
Receivables:
End of the Month Discounted                                           $0.00
Receivables:
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                       $15,443,998,919.63


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)       $11,750,000,000.00

End of the Month Total Transferor                         $3,693,998,919.63
Amount


DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $161,541,587.94
   61-90 Days Delinquent                                     $99,749,621.79
   91+ Days Delinquent                                      $175,913,584.27

   Total 31+ Days Delinquent                                $437,204,794.00

Defaulted Accounts During the Month                          $54,573,503.62

INVESTED AMOUNTS ---

Class A Initial Invested Amount             $850,000,000
Class B Initial Invested Amount              $80,000,000
Collateral Initial Invested Amount           $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                  $850,000,000.00
Class B Invested Amount                   $80,000,000.00
Collateral Invested Amount                $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount         $850,000,000.00
Class B Adjusted Invested Amount          $80,000,000.00
Collateral Invested Amount                $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,666,666.67


INVESTOR DEFAULT AMOUNT                                       $3,725,780.43


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.19172%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                  $51,443,788.18
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $13,971,676.60
GROUP 1 INVESTOR MONTHLY FEES                                 $6,250,000.00
GROUP 1 INVESTOR MONTHLY INTEREST                            $17,305,733.33


SERIES 1996-3 INFORMATION
SERIES 1996-3 ALLOCATION PERCENTAGE                                    8.51%
SERIES 1996-3 ALLOCABLE FINANCE CHARGE                       $16,604,211.46
COLLECTIONS
SERIES 1996-3 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1996-3 ALLOCABLE DEFAULTED AMOUNT                      $4,644,553.50
SERIES 1996-3 MONTHLY FEES                                    $1,666,666.67
SERIES 1996-3 ALLOCABLE PRINCIPAL COLLECTIONS               $185,246,306.55
SERIES 1996-3 REQUIRED TRANSFEROR AMOUNT                     $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                        80.22%

INVESTOR FINANCE CHARGE COLLECTIONS                          $13,319,611.03
INVESTOR DEFAULT AMOUNT                                       $3,725,780.43
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $13,797,836.85
PRINCIPAL ALLOCATIONS PERCENTAGE                                      80.22%
AVAILABLE PRINCIPAL COLLECTIONS                             $148,601,380.72


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of        $11,774,324.53
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                  $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $11,774,324.53

   Class A Monthly Interest                $3,970,444.44
   Class A Servicing Fee (if                       $0.00
applicable)
   Class A Investor Default Amount         $3,166,913.36
TOTAL CLASS A EXCESS SPREAD                                   $4,636,966.73

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,103,826.95

   Class B Monthly Interest                  $387,911.11
   Class B Servicing Fee (if                       $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                     $715,915.84

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                      $965,848.58
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                  $965,848.58

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $6,318,731.14



                                                    C-6

Excess Spread Applied to Class A Required Amount                      $0.00
Excess Spread Applied to Class A Investor Charge                      $0.00
Offs
Excess Spread Applied to Class B Required Amount                $298,062.43
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral                             $336,000.00
Monthly
Interest
Excess Spread Applied to Unpaid                               $1,666,666.67
Monthly
Servicing Fee
Excess Spread Applied Collateral                                $260,804.63
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve                                      $0.00
Account
Excess Spread Applied to Other Amounts Owed to                        $0.00
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $3,757,197.41

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $42,577,722.32
 FOR ALL ALLOCATION SERIES

SERIES 1996-3 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1996-3

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                           7.63%                  1
Base Rate (Prior Month)                             7.30%                  1
Base Rate (Two Months Ago)                          6.79%                  1
THREE MONTH AVERAGE BASE RATE                                          7.24%

Series Adj Portfolio Yield (Curr Month)            12.14%                  1
Series Adj Portfolio Yield (Prior                  13.63%                  1
Month)
Series Adj Port Yield (Two Months Ago)             11.55%                  1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         12.44%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections         $126,311,173.61

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections          $11,888,110.46

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections       $10,402,096.65

AVAILABLE PRINCIPAL COLLECTIONS          $148,601,380.72

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1996-3 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES





                                                    C-8

ACCUMULATION ---

Controlled Accumulation Amount                     $0.00
Deficit Controlled Accumulation Amount             $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $148,601,380.72
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer

     Exhibit 20.5

     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1997-1

     Monthly Report                             30-Jun-99
     Distribution Date                          19-Jul-99
     ------------------------------------------------------------------------

     Monthly Trust Activity                  Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        850,000,000.00      80,000,000.00
     Amount
     Adjusted Invested /Transferor         850,000,000.00      80,000,000.00
     Amount
     Floating Allocation Percentage           85.0000000%         8.0000000%
     Principal Allocation Percentage          85.0000000%         8.0000000%
     Finance Charge Collections             11,321,669.38       1,065,568.88
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 126,311,173.61      11,888,110.46
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                3,166,913.36         298,062.43
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                338,922.61          31,898.60
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    850,000,000.00      80,000,000.00
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                5.20780%           5.15155%
     Investor Finance Charge                10,288,757.64      13,718,343.52
     Collections
     Investor Principal Collections        111,451,035.54     148,601,380.72
     Investor Default Amount Due             2,794,335.32       3,725,780.43
     Investor Monthly Interest Due           3,471,866.67       4,579,155.56
     Investor Monthly Fees Due               1,250,000.00       1,666,666.67
     Investor Additional Amounts Due                 0.00               0.00
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             5.09000%           5.28000%
     Investor Monthly Interest Due           3,845,777.78         375,466.67
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             3,845,777.78         375,466.67
     Investor  Default Amount Due            3,166,913.36         298,062.43
     Investor Monthly Fees Due               1,416,666.67         133,333.33
     Investor Additional Fees Due                   0.00               0.00
     Total                                   8,429,357.81         806,862.43

     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     Application of Collections              Class A           Class B
     Available Funds                        11,627,606.89       1,093,106.95
     Monthly Interest Paid                   3,845,777.78         375,466.67
     Investor Default Amount Paid            3,166,913.36               0.00
     Excess Spread                           4,614,915.75         717,640.28
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         298,062.43
     Required Amount                                 0.00         298,062.43
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         298,062.43
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     Certificates                            Class A           Class B
     Beginning Certificates Balance        850,000,000.00      80,000,000.00
     Interest Distribution                           0.00               0.00
     Principal Distribution                          0.00               0.00
     Total Distribution                              0.00               0.00
     Ending Certificate Balance            850,000,000.00      80,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                  0.0000             0.0000
     Certificate
     Interest Distribution Per 1,000               0.0000             0.0000
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st   Collection Account Deposit        3,725,597.22         363,733.33
     2nd Collection Accounts Deposit         3,845,777.78         375,466.67
     3rd Collection Accounts Deposit                 0.00               0.00
     Quarterly Interest Distribution         7,571,375.00         739,200.00


     Delinquencies                            1-30              31-60

     Number of Accounts                           243,859             63,106
     Balance of Accounts                      565,953,220        161,541,588

     31+Days Delinquency Rate                                        2.9848%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity               CIA Investor         Investor
                                                               Interest
     ------------------------------------------------------------------------
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         70,000,000.00   1,000,000,000.00
     Amount
     Adjusted Invested /Transferor          70,000,000.00   1,000,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        80.2182691%
     Principal Allocation Percentage           7.0000000%        80.2182691%
     Finance Charge Collections                932,372.77      13,319,611.03
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  10,402,096.65     148,601,380.72
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  260,804.63       3,725,780.43
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 27,911.27         398,732.48
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     70,000,000.00   1,000,000,000.00
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                5.28115%           5.13040%
     Investor Finance Charge                13,718,343.52      13,718,343.52
     Collections
     Investor Principal Collections        148,601,380.72     148,601,380.72
     Investor Default Amount Due             3,725,780.43       3,725,780.43
     Investor Monthly Interest Due           4,694,355.56       4,560,355.56
     Investor Monthly Fees Due               1,666,666.67       1,666,666.67
     Investor Additional Amounts Due                 0.00               0.00
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             5.45000%
     Investor Monthly Interest Due             339,111.11       4,560,355.56
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               339,111.11       4,560,355.56
     Investor  Default Amount Due              260,804.63       3,725,780.43
     Investor Monthly Fees Due                 116,666.67       1,666,666.67
     Investor Additional Fees Due                   0.00               0.00
     Total                                     716,582.41       9,952,802.65

     Reallocated Investor Finance Charge Collections           13,663,836.85
     Interest/Principal/Spread                                     13,345.57
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  11.94%
     Base Rate                                                         7.47%
     Application of Collections           CIA Investor          Total
     Available Funds                           956,468.58      13,677,182.42
     Monthly Interest Paid                           0.00       4,221,244.44
     Investor Default Amount Paid                    0.00       3,166,913.36
     Excess Spread                             956,468.58       6,289,024.61
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            298,062.43
     Required Amount                                              298,062.43
     Monthly Interest Paid                     339,111.11         339,111.11
     Investor Default Paid                     260,804.63         558,867.06
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,666,666.67
     Excess Finance Charge Collections                          3,724,379.77
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         70,000,000.00   1,000,000,000.00
     Interest Distribution                     339,111.11         339,111.11
     Principal Distribution                          0.00               0.00
     Total Distribution                        339,111.11         339,111.11
     Ending Certificate Balance             70,000,000.00   1,000,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  4.8444
     Certificate
     Interest Distribution Per 1,000               4.8444
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st   Collection Account Deposit                           4,089,330.56
     2nd Collection Accounts Deposit                            4,221,244.44
     3rd Collection Accounts Deposit                                    0.00
     Quarterly Interest Distribution                            8,310,575.00


     Delinquencies                            61-90             91-120

     Number of Accounts                            34,095             23,883
     Balance of Accounts                       99,749,622         73,564,537

     31+Days Delinquency Rate                        0.00 CIA Investor
                                                          Interest Reduced
                                                          Margin

     Monthly Trust Activity                Transferor           Series
                                            Interest         Allocations
     ------------------------------------------------------------------------
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage                                      8.51%
     Beginning Invested /Transferor        246,598,824.74   1,246,598,824.74
     Amount
     Adjusted Invested /Transferor         246,598,824.74   1,246,598,824.74
     Amount
     Floating Allocation Percentage           19.7817309%       100.0000000%
     Principal Allocation Percentage          19.7817309%       100.0000000%
     Finance Charge Collections              3,284,600.43      16,604,211.46
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  36,644,925.84     185,246,306.55
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  918,773.07       4,644,553.50
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 98,326.96         497,059.44
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    285,272,454.53   1,285,272,454.53


     Delinquencies                            121+              Total

     Number of Accounts                            30,713            395,656
     Balance of Accounts                      102,349,048   1,003,158,014.05

     Monthly Trust Activity                   Trust
                                             Totals
     -----------------------------------------------------
     Beginning Principal  Receivables   14,183,564,363.99
     Balance
     Special Funding Account Balance                 0.00
     Weighted Average Total Principal   14,647,536,190.70
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            195,099,484.68
     Total Yield                                   15.98%
     Trust Portfolio Yield                         11.99%
     Principal Collections               2,176,644,102.02
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          14.86%
     Defaults                               54,573,503.62
     Monthly Default Rate                           4.47%
     Net Monthly Default Rate                       3.99%
     Recoveries                              5,840,448.45
     Adjustments                            18,219,686.04
     New Receivables                     2,034,736,581.02
     Ending Principal  Receivables      15,101,951,340.68
     Balance
     Minimum Series Required Balance     1,070,000,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     15,101,951,340.68

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 15,101,951,340.68
     Group I Information                   Group Total
     Invested Amount                     3,750,000,000.00
     Average Rate                                5.19172%
     Investor Finance Charge                51,443,788.18
     Collections
     Investor Principal Collections        557,255,177.68
     Investor Default Amount Due            13,971,676.60
     Investor Monthly Interest Due          17,305,733.33
     Investor Monthly Fees Due               6,250,000.00
     Investor Additional Amounts Due                 0.00

     Group:                                       Group 1
     Series:                                Series 1997-1
     Supplement Date:                           14-May-97


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1997-1 Supplement dated as of 5/14/97 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1997-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 07/19/99 with respect to the performance of the Trust during the month of 06/01/99 to 06/30/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $339,111.11
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                          $14,183,564,363.99
Receivables:
Beginning of the Month Finance Charge Receivables:          $307,598,460.45
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                              $14,491,162,824.44
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                         $1,133,087,687.35
Additional Finance Charge Receivables:                        $7,900,191.06
Additional Total Receivables:                             $1,140,987,878.41


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                   $15,101,951,340.68
End of the Month Finance Charge                             $342,047,578.95
Receivables:
End of the Month Discounted                                           $0.00
Receivables:
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                       $15,443,998,919.63


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)       $11,750,000,000.00

End of the Month Total Transferor                         $3,693,998,919.63
Amount


DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $161,541,587.94
   61-90 Days Delinquent                                     $99,749,621.79
   91+ Days Delinquent                                      $175,913,584.27

   Total 31+ Days Delinquent                                $437,204,794.00

Defaulted Accounts During the Month                          $54,573,503.62

INVESTED AMOUNTS ---

Class A Initial Invested Amount             $850,000,000
Class B Initial Invested Amount              $80,000,000
Collateral Initial Invested Amount           $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                  $850,000,000.00
Class B Invested Amount                   $80,000,000.00
Collateral Invested Amount                $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount         $850,000,000.00
Class B Adjusted Invested Amount          $80,000,000.00
Collateral Invested Amount                $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,666,666.67


INVESTOR DEFAULT AMOUNT                                       $3,725,780.43


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.19172%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                  $51,443,788.18
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $13,971,676.60
GROUP 1 INVESTOR MONTHLY FEES                                 $6,250,000.00
GROUP 1 INVESTOR MONTHLY INTEREST                            $17,305,733.33


SERIES 1997-1 INFORMATION
SERIES 1997-1 ALLOCATION PERCENTAGE                                    8.51%
SERIES 1997-1 ALLOCABLE FINANCE CHARGE                       $16,604,211.46
COLLECTIONS
SERIES 1997-1 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1997-1 ALLOCABLE DEFAULTED AMOUNT                      $4,644,553.50
SERIES 1997-1 MONTHLY FEES                                    $1,666,666.67
SERIES 1997-1 ALLOCABLE PRINCIPAL COLLECTIONS               $185,246,306.55
SERIES 1997-1 REQUIRED TRANSFEROR AMOUNT                     $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                        80.22%

INVESTOR FINANCE CHARGE COLLECTIONS                          $13,319,611.03
INVESTOR DEFAULT AMOUNT                                       $3,725,780.43
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $13,663,836.85
PRINCIPAL ALLOCATIONS PERCENTAGE                                      80.22%
AVAILABLE PRINCIPAL COLLECTIONS                             $148,601,380.72


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of        $11,627,606.89
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                  $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $11,627,606.89

   Class A Monthly Interest                $3,845,777.78
   Class A Servicing Fee (if                       $0.00
applicable)
   Class A Investor Default Amount         $3,166,913.36
TOTAL CLASS A EXCESS SPREAD                                   $4,614,915.75

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,093,106.95

   Class B Monthly Interest                  $375,466.67
   Class B Servicing Fee (if                       $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                     $717,640.28

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                      $956,468.58
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                  $956,468.58

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $6,289,024.61

Excess Spread Applied to Class A Required Amount                      $0.00
Excess Spread Applied to Class A Investor Charge                      $0.00
Offs
Excess Spread Applied to Class B Required Amount                $298,062.43
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral                             $339,111.11
Monthly
Interest
Excess Spread Applied to Unpaid                               $1,666,666.67
Monthly
Servicing Fee
Excess Spread Applied Collateral                                $260,804.63
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve                                      $0.00
Account
Excess Spread Applied to Other Amounts Owed to                        $0.00
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $3,724,379.77

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $42,577,722.32
 FOR ALL ALLOCATION SERIES

SERIES 1997-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1997-1

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                           7.47%                  1
Base Rate (Prior Month)                             7.29%                  1
Base Rate (Two Months Ago)                          6.78%                  1
THREE MONTH AVERAGE BASE RATE                                          7.18%

Series Adj Portfolio Yield (Curr Month)            11.94%                  1
Series Adj Portfolio Yield (Prior                  13.64%                  1
Month)
Series Adj Port Yield (Two Months Ago)             11.57%                  1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         12.38%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections         $126,311,173.61

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections          $11,888,110.46

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections       $10,402,096.65

AVAILABLE PRINCIPAL COLLECTIONS          $148,601,380.72

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1997-1 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                     $0.00
Deficit Controlled Accumulation Amount             $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $148,601,380.72
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer